Exhibit 10.13

RVUE HOLDINGS, INC.
AUDIT COMMITTEE CHARTER

AUTHORITY AND COMPOSITION

The Audit Committee of the Board of Directors (the "Board") of the Company is an integral part of the Company's corporate structure. The Company's control environment is influenced significantly by the Board and the Audit Committee.

The primary function of the Audit Committee is to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries. Accordingly, the Audit Committee has oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; the independent auditors qualifications and independence; and the performance of the Company's internal audit function and independent auditors. Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

The membership of the Audit Committee shall consist of at least one (1) and no more than three (3) independent members of the Board, who shall serve at the Board's pleasure. It is the goal of the Audit Committee that all of the members of the Audit Committee should meet the independence requirements of Rule 4200(a) and Rule 4350(d)(2)(A) of the Nasdaq Stock Market, Inc. ("Nasdaq"), Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and such other requirements as may be adopted by Nasdaq and the Commission from time to time. No Audit Committee member shall simultaneously serve on the audit committee of more than three other public companies.

Each member of the Audit Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Committee shall at the time of appointment have a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements, including a company's balance sheets, income statement, and cash flow statement. At least one member of the Audit Committee shall be an "audit committee financial expert", as defined by the Commission rules, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities, or an active participant on one or more public company audit committees.

The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by Majority vote of the full Committee membership.

MEETINGS

The presence in person or by telephone of a majority of the Audit Committee shall constitute a quorum, and the actions of a majority of the members of the Audit Committee present at any meeting at which a quorum is present, or actions unanimously adopted in writing without holding a meeting, shall be the acts of the Audit Committee. The Chair of the Committee shall report to the Board following the meetings of the Audit Committee. The Audit Committee may ask members of management or others to attend any meetings (or portion thereof) and provide pertinent information as necessary. The Audit Committee shall meet at least quarterly or more frequently as it shall determine is necessary to carry out its duties and responsibilities.. As part of its job to foster open communication, the Audit Committee shall meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Committee will meet or confer with the independent auditors and management quarterly to review the Corporation's financial statements prior to their filing with the Commission. The Chairman of the Audit Committee shall work, as necessary, with the Chief Financial Officer, Chief Accounting Officer and management, the independent auditors and the chief internal auditor to establish agendas for Committee meetings. The Committee shall maintain minutes of its meetings and records relating to the Committee's activities and provide copies of such meetings and records to the Board.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

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Review and reassess the adequacy of this Charter and recommend any proposed changes to the Nominating and Governance Committee of the Board, as appropriate, on at least an annual basis or more frequently as conditions dictate. The Committee shall annually undertake an evaluation assessing its performance with respect to its purposes and duties and the tasks set forth in this Charter, and will report the results of such evaluation to the Nominating and Governance Committee of the Board.

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Review and discuss with management and the independent auditors the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including the internal control report to be included in the Company's annual report in accordance with the Act and rules promulgated thereunder, as well as any certification, report, opinion, or review rendered by the independent auditors.

•	Review the regular internal reports to management prepared by the internal auditing department and management's responses.

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Review with financial management and the independent auditors the Forms 10-Q and 10-K and earnings press releases and earnings guidance provided to analysts and ratings agencies prior to filing or prior to the release of earnings.

•	Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibility.

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Retain and determine appropriate funding needed by the Audit Committee for payment of: (1) compensation to the independent auditors engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (2) compensation to any advisers employed by the Audit Committee; and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, including the conduct of any investigation, or to discuss matters that may have a significant impact on the Company, including those matters that may affect its financial reporting, auditing procedures, or compliance policies and programs.

INDEPENDENT AUDITORS

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The Audit Committee shall be solely and directly responsible for the selection and retention, evaluation and oversight of, and shall determine appropriate funding for and where appropriate discharge and replace, the Company's independent auditors engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company (or nominate the independent accountant to be proposed for stockholder ratification in any proxy statement), considering independence and effectiveness. The independent accountant shall report directly to and be ultimately accountable to the Audit Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms, The Committee shall review, evaluate and approve the annual engagement proposal of the independent auditors (including the proposed scope and approach of the annual audit).

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Review with the independent auditors any audit problems or difficulties the independent auditors may have encountered in the course of its audit work, and management's responses, including (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

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Discuss with the independent auditors (i) any accounting adjustments that were noted or proposed by the independent auditors but were passed on and (ii) any material communications between the audit team and the independent auditors' national office regarding accounting issues that the engagement presented.

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Review and discuss with the independent auditors the management report on internal controls over financial reporting and the related attestation report of the independent auditors required by Section 404 of the Sarbanes-Oxley Act.

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Confirm that the independent auditors satisfy the auditing, quality control, ethics and independence requirements of the Exchange Act (and of the accounting board created pursuant to the Exchange Act), the rules of the Commission and, if applicable, the rules of Nasdaq.

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On an annual basis, obtain from the independent auditors a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1, and review and discuss with the independent auditors all significant relationships the independent auditors have with the Company to determine the accountant's independence.

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Actively engage in dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors and take, or recommend that the full board take, appropriate action to oversee the independence of the independent auditors.

•	Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

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Ensure that the independent auditors do not provide to the Company any non-audit services, the provision or receipt of which is prohibited by the Exchange Act or the rules of the Commission under the Exchange Act.

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Approve in writing in advance all auditing services and any provision by the independent auditors to the Company of any non-audit services the provision of which is not prohibited by the Exchange Act or the rules of the Commission under the Exchange Act. Such pre-approval can be given as part of the Committee's approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of permitted non-audit services can be delegated to one or more members of the Committee, but the decision must be presented to the full Committee at the next regularly scheduled meeting. The Audit Committee does not have to pre-approve permitted non-audit services provided that (i) the fees for all such services do not aggregate to more than five percent of total fees paid by the Company to the independent auditors in the fiscal year when services are provided; (ii) such services were not recognized as non-audit services at that time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

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At least annually, obtain and review a report by the independent auditors describing (i) their firm's internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review, of their firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

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Meet with the independent auditors and discuss the role of the Audit Committee, the fact that the independent auditors report to the Audit Committee, and the form and content of the report to be delivered to the Audit Committee.

•	Set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

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The Committee shall review the experience and qualifications of the senior members of the independent auditors team, including the lead partner of the independent auditors, The Audit Committee shall determine that the independent auditors have a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the Commission's independence rules.

FINANCIAL REPORTING PROCESSES

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In consultation with the independent auditors, the internal auditors and financial and accounting personnel, review the scope of the audit and the integrity, adequacy and effectiveness of the Company's accounting and financial controls and financial reporting processes, both internal and external, and elicit recommendations for improvements thereto.

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Obtain and review timely reports from the independent auditors regarding (i) all critical accounting policies and practices used by the Company, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and all material written communications between the independent auditors and management, including any management letters and schedule of unadjusted differences.

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Review with management and the independent auditors the independent auditors judgments on the quality, not just the acceptability, of the Company's accounting principles, the reasonable of significant judgments, and the clarity of disclosures and underlying estimates in the financial statements.

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 relating to the conduct of the audit.

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Consider and recommend for approval, or if appropriate, approve, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management or the internal auditing department.

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Discuss with management, the internal auditors, and the independent auditors (1) management's process for evaluating its disclosure controls and procedures and the adequacy and effectiveness thereof, and (2) any changes in internal controls over financial reporting. Review with the Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer any material weaknesses or significant deficiencies in the Company's disclosure controls and procedures.

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Review with the Chief Executive Officer, Chief Financial Officer, and the Chief Accounting Officer the disclosures made to the Audit Committee during their certification process for the Form 10-K and Form 10-Qs about significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls,

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Review and discuss with management and the independent auditors (i) any significant financial or non-financial arrangements which do not appear on the financial statements and (ii) any transactions or courses of dealing with parties related to the Company which transactions or dealings are significant in size or involve terms or other aspects that differ from those that would be negotiated with independent parties, and which arrangements, transactions or courses of dealing are relevant to an understanding of the Company's financial statements, financial condition, results of operations or cash flows.

PROCESS IMPROVEMENT

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Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effect of alternative GAAP methods, and the view of each as to appropriateness of such judgments.

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Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

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Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements to financial or accounting practices, as approved by the Audit Committee, have been implemented.

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Establish procedures for receiving, retaining and responding to complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

ETHICAL AND LEGAL COMPLIANCE

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Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

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Review the Company's policies with respect to risk assessment and risk management, including the risk of fraud and financial risk exposures, with management, the internal auditors and the independent auditors and the steps management has taken to monitor, control and minimize such risks and exposures.

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The Audit Committee shall review the Company's compliance and ethics programs, including consideration of legal and regulatory requirements, and shall review with management its periodic evaluation of the effectiveness of such programs. The Audit Committee shall approve, review and monitor the Company's code of conduct required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees and the programs that management has established to monitor compliance with such code. The Committee shall approve any amendments to such Code and shall approve in advance any waivers of such code for directors, executive officers and senior financial officers. The Audit Committee shall receive any corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company.

•	The Committee shall review and approve in advance all related party transactions.

•	Review proposed significant, complex, and/or unusual transactions, the business rationale, approval, and monitoring of such transactions, and their effect on the financial statements.

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Review the activities, organizational structure, qualifications, effectiveness and budget of the internal audit department and review material internal audit reports (or summaries thereof) and management's responses thereto. The Committee shall approve the appointment, replacement, reassignment or dismissal of the Vice President of Internal Audit.

•	Review, with the organization's counsel, any legal or regulatory matters, that could have a significant impact on matters within the scope of the Audit Committee.

•	Prepare the required Audit Committee report to be included in the Company's annual proxy statement as required by the proxy rules under the Exchange Act.

•	Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deem necessary or appropriate.

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The Audit Committee shall have unrestricted access to the Company's personnel, independent auditors and outside counsel and all documents and will be given the resources necessary to operate under this Charter as determined by the Audit Committee, including the authority to engage independent counsel and other advisers and experts, as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, determined by the Committee, from the Company.

LIMITATION ON THE AUDIT COMMITTEE'S ROLE

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations, which is the responsibility of management and the independent public accountant.

Adopted on May 13, 2010.